UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 6, 2011

ILLINOIS TOOL WORKS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 West Lake Avenue, Glenview, Illinois		60026-1215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-724-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2011 Annual Meeting, the Company’s stockholders approved the Illinois Tool Works Inc. 2011 Cash Incentive Plan. A detailed description of the material terms of the Cash Incentive Plan is included under “Approval of Illinois Tool Works Inc. 2011 Cash Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2011 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At its May 6, 2011 meeting, the Company’s Board of Directors approved an amendment to the first sentence of Article III, Section 2 of the Company’s By-Laws, effective May 6, 2011, to decrease the number of directors from eleven to ten. The text of Article III, Section 2, as amended, is as follows:

“SECTION 2. Number, Tenure and Qualifications. The number of directors of the corporation is established at ten. Each director shall hold office for the term for which such director is elected or until a successor shall have been chosen and shall have qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.”

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on May 6, 2011 for the purposes of (i) electing the ten directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year; (iii) approving, on an advisory basis, a resolution approving executive compensation of the named executive officers as disclosed in the proxy statement; (iv) an advisory vote on the frequency of the vote on executive compensation; (v) approving the Company’s 2011 Cash Incentive Plan; and (vi) re-approving the performance factors and award limits under the Company’s 2011 Long-Term Incentive Plan.

All ten nominees for director as named in the Company’s proxy statement for the meeting were elected by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

Election of Directors
Susan Crown	390,221,377	7,850,820	307,136	44,642,620
Don H. Davis, Jr.	395,571,358	2,494,958	313,017	44,642,620
Robert C. McCormack	262,549,589	135,578,114	251,630	44,642,620
Robert S. Morrison	392,107,824	5,957,535	313,974	44,642,620
James A. Skinner	388,619,850	9,445,922	313,561	44,642,620
David B. Smith, Jr.	396,749,343	1,339,912	290,078	44,642,620
David B. Speer	387,028,242	11,067,378	283,713	44,642,620
Pamela B. Strobel	392,233,223	5,840,440	305,670	44,642,620
Kevin M. Warren	386,137,640	11,932,506	309,187	44,642,620
Anré D. Williams	387,129,124	10,931,693	318,516	44,642,620

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE

Ratification of independent registered public accounting firm	440,471,958	1,820,308	729,687	N/A

A Company proposal requesting that stockholders approve a non-binding resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission under “Compensation Discussion & Analysis”, the Summary Compensation Table, the related compensation tables and the related narrative disclosures, in the March 23, 2011 proxy statement, passed with the following vote.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE

Advisory vote to approve executive compensation	387,163,246	10,140,301	1,075,786	44,642,620

A Company proposal requesting a non-binding vote of the stockholders to determine whether the advisory stockholder vote on executive compensation shall occur every 1, 2 or 3 years, resulted in stockholders expressing a preference for a 1 Year frequency. Based on these results, and consistent with the Company’s recommendation, the Company has determined to hold a stockholder advisory vote on the compensation of its named executive officers as disclosed in its proxy statement annually. The following table shows the voting results on the frequency of the executive compensation vote from its 2011 Annual Meeting.

	SHARES VOTED IN FAVOR OF 1 YEAR FREQUENCY	SHARES VOTED IN FAVOR OF 2 YEAR FREQUENCY	SHARES VOTED IN FAVOR OF 3 YEAR FREQUENCY	ABSTENTIONS

Advisory vote on frequency of future advisory votes on executive compensation	355,622,544	1,781,228	40,154,003	821,558

A Company proposal requesting approval of the Illinois Tool Works Inc. 2011 Cash Incentive Plan was approved by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE

Approval of the Company’s 2011 Cash Incentive Plan	387,132,852	9,859,487	1,386,994	44,642,620

A Company proposal requesting re-approval of the performance factors and award limits under the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan was approved by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE

Re-approval of the performance factors & award limits under 2011 Long-Term Incentive Plan	372,627,091	24,281,772	1,470,470	44,642,620

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

May 12, 2011	By:	James H. Wooten, Jr.

Name: James H. Wooten, Jr.
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

3	By-Laws of Illinois Tool Works Inc., as amended and restated as of May 6, 2011
99.1	Illinois Tool Works Inc. 2011 Cash Incentive Plan